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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported) AUGUST 3, 2001

                  Registrant, State of Incorporation,
Commission File   Address ofPrincipal Executive Offices   I.R.S. employer
Number            and Telephone Number                    Identification Number

1-8788            SIERRA PACIFIC RESOURCES                88-0198358
                  P.O. Box 10100
                  (6100 Neil Road)
                  Reno, Nevada 89520-0400 (89511)
                  (775) 834-4011

1-4698            NEVADA POWER COMPANY                    88-0045330
                  6226 West Sahara Avenue
                  Las Vegas, Nevada 89146
                  (702) 367-5000

0-508             SIERRA PACIFIC POWER COMPANY            88-0044418
                  P.O. Box 10100
                  (6100 Neil Road)
                  Reno, Nevada 89520-0400 (89511)
                  (775) 834-4011

                                      None

-------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


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ITEM 5.  OTHER EVENTS

            On August 3, 2001, Sierra Pacific Resources (the parent corporation of Nevada Power Company and Sierra Pacific Power Company) issued a press release announcing its Second Quarter earnings.

            A copy of the press release, dated August 3, 2001, is attached as
Exhibit 99.1 hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(A)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         Not required

(B)      PRO FORMA FINANCIAL INFORMATION

         Not required

(C)      EXHIBITS

         99.1 Sierra Pacific Resources- Press Release issued August 3, 2001


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        SIERRA PACIFIC RESOURCES
                                        (Registrant)

Date:  AUGUST 3, 2001                   By: /s/ Dennis D. Schiffel
                                            ----------------------------------
                                                 Dennis D. Schiffel
                                                 Senior Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)

                                        NEVADA POWER COMPANY
                                        (Registrant)

Date:  AUGUST 3, 2001                   By: /s/ Dennis D. Schiffel
                                            ----------------------------------
                                                 Dennis D. Schiffel
                                                 Senior Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)

                                        SIERRA PACIFIC POWER COMPANY
                                        (Registrant)

Date:  AUGUST 3, 2001                   By: /s/ Dennis D. Schiffel
                                            ----------------------------------
                                                 Dennis D. Schiffel
                                                 Senior Vice President and
                                                 Chief Financial Officer
                                                 (Principal Financial Officer)


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                                  EXHIBIT INDEX

EXHIBIT   99.1

          Sierra Pacific Resources- Press Release issued August 3, 2001.